UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05308

                    Perritt MicroCap Opportunities Fund, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

          10 S. Riverside Plaza
               Suite 1520
            Chicago, Illinois                                      60606
----------------------------------------                         ----------
(Address of principal executive offices)                         (zip code)

                                 Robert A. Laatz
                    Perritt MicroCap Opportunities Fund, Inc.
                            10 South Riverside Plaza
                                   Suite 1520
                          Chicago, Illinois 60606-3802
                                 (312) 669-1650
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 669-1650

                    Date of fiscal year end: October 31, 2003
                   Date of reporting period: October 31, 2003

Item 1.   Reports to Stockholders
          -----------------------

Annual Report
October 31, 2003




Perritt
MicroCap Opportunities Fund, Inc.


































The Perritt MicroCap Opportunities Fund invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) of $400 million or less. The Fund seeks micro-cap companies that management believes have the potential for long-term capital appreciation based on superior or niche products or services, favorable operating characteristics, superior management, and/or other exceptional factors. Investors should expect the Fund to contain a mix of both value and growth stocks.

                               Portfolio Managers

Dr. Gerald W. Perritt and Michael Corbett share the portfolio management duties of the Fund. Dr. Perritt received a doctorate in finance and economics from the University of Kentucky in 1974. He has taught courses in investments and finance at a number of colleges and universities and has authored several books on investing. Mr. Corbett joined the firm in 1990 as a research analyst. He was appointed co-manager of the Fund in 1996 and Fund President in 1999. A graduate of DePaul University, Mr. Corbett has been a contributor to several investment books and newsletters.

                               President's Message

     The Perritt MicroCap Opportunities Fund had a banner year in fiscal 2003. The Fund posted a 65.3 percent return versus a 36.5 percent return for its benchmark Russell 2000 Index during the 12 months ended October 31, 2003. The Fund's performance also compares favorably to the Russell 2000 Index return on a three-, five-, and 10-year basis. (A summary of the Fund and its benchmark performance appears on page 5 of this report.) Because of the Fund's favorable performance, it attracted a great deal of coverage in the financial press and a significant increase in the number of shareholders. During the fiscal year, assets swelled from $14 million to more than $130 million.

     The Fund's strong performance during the year was not narrowly based. The share prices of 28 stocks more than doubled and the share prices of another 37 increased by more than 50 percent. In addition, six companies were merged or acquired during the fiscal year. Those six are: Acres Gaming, Hoover's, Osmonics, Rawlings Sporting Goods, Storage Networks, and Whitman Education. As I have said many times before, I continue to believe that the merger and acquisition activity in the smaller company sector of the market will remain robust.

     Aside from the Fund's stellar performance last fiscal year, we accomplished a couple of operating goals. First, we are pleased to report a decrease in average operating expenses. The expense ratio for the past year was 1.44 percent, which is below the 1.60 percent reported a year ago and the 1.75 percent reported two years ago. Our operating expense ratio now resides below the average of funds in the small company universe. In addition, we attained an annual portfolio turnover ratio of 32 percent, which is below our stated goal of 50 percent and well-below the average for all equity mutual funds. As you know, a low portfolio turnover ratio tends to reduce fund transaction costs.

     At fiscal year-end, the Fund's portfolio contained the common stocks of 122 companies, 71 of which were added during the year. (The Fund's 10 largest holdings are described on page 6 of this report.) Based on our earnings estimates for 2004, the Fund's portfolio is priced at approximately 15 times earnings. In addition, the average stock in the portfolio is priced at less than
1.0 times trailing revenue. The portfolio's current median market capitalization is approximately $144 million, up from $105 million a year ago. There are two reasons for the increase. First, increasing share prices boosted the average market cap of the stocks in the portfolio. Second, approximately half of the companies added to the portfolio last year possessed a market cap above $100 million. We purposely increased company size to increase the liquidity of the portfolio. This is by no means a change in the Fund's character. We continue to seek attractively-priced small companies that have market capitalizations below $400 million. While stocks are not as cheap as they were a year ago, we remain optimistic about the prospects for micro-cap stocks.

     I would like to thank my fellow shareholders of the Perritt MicroCap Opportunities Fund for their continued support. In these days of mutual fund and corporate scandals, we value and appreciate the confidence you have exhibited. And to our newer shareholders, we welcome you. Thank you for choosing the Perritt MicroCap Opportunities Fund. We look forward to serving you in the years to come.

Michael J. Corbett
President

                       From the Desk of Dr. G. W. Perritt

     I am both shocked and outraged by the recent revelations of misconduct in the mutual fund industry. It appears that more than a handful of my colleagues have allowed favored clients to trade their fund's shares well after the market close. Some fund sponsors have not only allowed selected entities to engage in short-term trading in their funds (contrary to their stated policies), they have actually engaged in short-term trading themselves. Of course, chicanery in the financial services industry is nothing new. The promise of instant riches has frequently tempted greedy promoters to hatch schemes designed to separate unsuspecting investors from their hard-earned nest eggs. However, never before has the mutual fund industry experienced such widespread abuses by those entrusted with the fiduciary responsibility to act in the best interests of their shareholder investors.

     The perpetrators of the nefarious schemes that siphoned off returns that rightfully belonged to long-term oriented fund shareholders will no doubt be prosecuted and eventually banned from the investment industry. However, investors will continue to pay for the actions of these greedy fund sponsors for years to come. The heap of new government regulations aimed at the mutual fund industry will no doubt increase the operating costs that all mutual fund shareholders bear. In addition, I fear that many investors will shy away from investing in mutual funds. These investors may never experience the numerous benefits mutual funds offer shareholders (professional portfolio management, risk reduction that accompanies portfolio diversification, consolidated record keeping, and modest portfolio maintenance expense to name a few).

     Ever since the founding of our firm in 1988, Perritt Capital Management has strived to provide high quality, low cost investment services to individual investors. Over the years, we have taken pride in our role of assisting individuals in reaching their financial goals. As a relatively small firm operating in the land of the giants, we can identify with the angst felt by many individual investors whose modest financial resources compete for investment returns with large institutional investors and the financially well-heeled. We pledge to continue to put the interests of our clients and fund shareholders first.

     We established the Perritt MicroCap Opportunities Fund as a true no-load fund devoid of front-end, back-end or so-called 12b-1 distribution charges. Over the years, we have attempted to control the costs of investing in the Perritt MicroCap Opportunities Fund. We have always sought to provide the lowest cost service possible. When we were a relatively small fund, we capped our expense ratio at 1.75 percent of net assets. To keep short-term market timers from our door, we instituted a 2 percent redemption fee levied on any investor who held our fund's shares less than 90 days. This fee is returned to the fund to compensate our loyal shareholders for the extra costs that can result from quick reversals of cash into and out of the fund. Furthermore, whenever possible, we have barred short-term market timing investors from making future investments in the fund.

     Although the mutual fund industry has been tainted by the actions of a few bad actors, I believe that the vast majority of funds are run by honest, dedicated, hard working professionals. I also believe that mutual funds provide one of the best investment alternatives available to the individual investor.

Dr. Gerald W. Perritt,
President Perritt Capital Management

                                   Performance

Perritt MicroCap Opportunities Fund, Inc.
versus Russell 2000 Index

                          Perritt Microcap
                            Opportunities             Russell 2000
     October 31,              Fund, Inc.                 Index
     -----------              ----------                -------
         1993                   10000                    10000
         1994                    9890                    10100
         1995                   12420                    11980
         1996                   14730                    14000
         1997                   20040                    18000
         1998                   15270                    15500
         1999                   13740                    19200
         2000                   19360                    22700
         2001                   21220                    19500
         2002                   21620                    17000
         2003                   35740                    22150



There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative Total Returns
Periods ended October 31, 2003

                                                 Past 1 Year      Past 3 Years     Past 5 Years      Past 10 Years

Perritt MicroCap Opportunities Fund, Inc.           65.30%           84.72%           134.15%           257.27%
Russell 2000 Index (reflects no deduction for
    fees and expenses)                              36.50%           -2.47%            43.30%           121.56%
CPI                                                  2.04%            6.32%            12.80%            26.97%

Cumulative total returns reflect the Fund's actual performance over a set time period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund's returns to the Russell 2000 Index, which currently reflects a popular measure of the stock performance of small companies. CPI is the rate of inflation as measured by the government's consumer price index.

Average Annual Total Returns
Periods ended October 31, 2003


                                                 Past 1 Year      Past 3 Years     Past 5 Years      Past 10 Years

Perritt MicroCap Opportunities Fund, Inc.           65.30%           22.69%            18.55%            13.58%
Russell 2000 Index (reflects no deduction for
    fees and expenses)                              36.50%           -0.83%             7.46%             8.28%
CPI                                                  2.04%            2.06%             2.44%             2.42%

Average annual total returns take the Fund's actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Total returns and yields are based on past results and are not an indication of future performance.

                              Ten Largest Holdings

Matrix Service Company (MTRX) provides construction services and repair and maintenance services principally to the petroleum, petrochemical, power generation, power delivery, terminal, pipeline, utility, chemical, transportation, pulp and paper, food and beverage, heavy industrial and industrial gas industries. The Company's construction services include turnkey/grassroots projects, plant expansions/relocations, terminals/bulk storage facilities, new tank construction, heavy hauling and above-ground storage tank repair/maintenance.

Air Methods Corporation (AIRM) provides air medical emergency transport services and systems throughout the United States. The Company's Community-Based Model
(CBM) provides air medical transportation services in 14 states, while the Hospital-Based Model (HBM) pro vides air medical transportation services to hospitals located in 27 states, plus Puerto Rico, under operating agreements with original terms, ranging from one to 10 years. Under both CBM and HBM operations, the Company transports persons requiring intensive medical care, from either the scene of an accident or general care hospitals, to highly skilled trauma centers or tertiary care centers

Layne Christensen Company (LAYN) provides drilling services and related products and services in four principal markets: water resources, mineral exploration, geoconstruction services and energy services. Layne Christensen's customers include municipalities, industrial companies, mining companies, oil and gas companies and consulting and engineering firms located principally in the United States, Canada, Mexico, Australia, Africa and South America.

China Yuchai International Ltd. (CYD) is a medium-duty diesel engine manufacturer in China that also produces diesel power generators and diesel engine parts. The Company owns a controlling interest in Guangxi Yuchai Machinery Company Limited (Yuchai) and owns, through six wholly owned subsidiaries, 76% of the outstanding common shares of Yuchai. Yuchai primarily manufactures and sells diesel engines for medium-duty trucks in China. Yuchai's primary products are its 6105QC and 6108 medium-duty engines, which are principally used in medium-duty trucks with a load capacity of five to seven tons. Besides diesel engines, Yuchai produces a limited number of diesel power generators and diesel engine parts.

PLATO Learning, Inc. (TUTR) is a leading provider of computer-based and e-learning instruction for kindergarten through adult learners, offering curricula in reading, writing, math, science, social studies, and life and job skills. PLATO Learning also offers innovative online assessment and accountability solutions and standards-based professional development services. With over 4,000 hours of objective-based, problem-solving courseware, plus assessment, alignment and curriculum management tools, PLATO Learning creates standards-based curricula that facilitate learning and school improvement.

Flanders Corporation (FLDR) designs, manufactures and markets air filters and related products, and is focused on providing complete environmental filtration systems for end uses ranging from controlling contaminants in residences and commercial office buildings through specialized manufacturing environments for semiconductors and pharmaceuticals. The Company's customers include Abbott Laboratories, The Home Depot, Inc., Motorola, Inc., Merck & Co., Inc., Upjohn Co. and Wal-Mart Stores, Inc.

Starcraft Corporation (STCR) is a second-stage manufacturer of motor vehicles (primarily pick-up trucks and sport utility vehicles). The business is comprised of two segments: An original equipment manufacturer (OEM automotive supply) and after-market automotive parts and products. The OEM automotive supply segment provides and installs upfit appearance items on vehicles provided by and returned to OEMs.

CellStar Corporation (CLST) is a global provider of distribution and value-added logistics services to the wireless communications industry, with operations in the Asia-Pacific, North American, Latin American and European regions. The Company's distribution services include purchasing, selling, warehousing, picking, packing, shipping and "just-in-time" delivery of wireless handsets and accessories. In addition, the Company offers its customers value-added services, including Internet-based supply chain services via its OrderStar system (patent pending), Internet- based tracking and reporting, inventory management, marketing, prepaid wireless products, product fulfillment, kitting and customized packaging, private labeling, light assembly, accounts receivable management and end user support services.

Healthcare Services Group, Inc. (HCSG) provides housekeeping, laundry, linen, facility maintenance and foodservices exclusively to the healthcare industry primarily to nursing homes, rehabilitation centers, retirement facilities and hospitals located throughout the United States. The Company rendered such services to approximately 1,300 facilities in 43 states and Canada. Healthcare Services provides management, administrative and operating expertise and services to the housekeeping, laundry, linen, facility maintenance and foodservice departments of the healthcare industry.

Modtech Holdings, Inc. (MODT) manufactures modular buildings. The Company provides modular classrooms in California and commercial and light industrial modular buildings in California, Nevada, Arizona, New Mexico, Utah, Colorado, Texas, and Florida. Its classrooms are sold primarily to California school districts directly and to third parties and the State of California primarily for lease to its school districts. The Company also developed and manufactured two-story modular classroom buildings. Modtech designs and builds modular buildings to customer specifications for various uses, including corporate and professional office space, governmental, educational, recreational and religious facilities, and construction site offices.

                             Statement of Net Assets

October 31, 2003

COMMON STOCKS - 83.2% (a)
Air Transport                  1.6%
                      234,900  Air Methods Corporation                             $   2,114,100

Biotechnology                  2.2%
                       31,000  Bradley Pharmaceuticals Inc.                              832,970
                      135,000  Hycor Biomedical, Inc.                                    675,000
                      100,000  Lifecell Corp.                                            610,000
                       40,000  Vasogen Inc.                                              830,592
                                                                                   ------------------
                                                                                       2,948,562

Business Services              10.1%
                      119,500  Barrett Business Services, Inc.                         1,106,450
                      172,000  Carlisle Holdings                                       1,092,372
                      126,000  CellStar Corporation                                    1,548,540
                      445,000  Datatec Systems Inc.                                      507,300
                      339,000  EDGAR Online Inc.                                         589,860
                       41,000  Exponent, Inc.                                            866,330
                       91,000  Integrated Electrical Systems, Inc.                       646,100
                      190,093  Modtech Holdings, Inc.                                  1,488,428
                       35,000  Navigant Consulting, Inc.                                 575,050
                       37,000  Starcraft Corporation                                   1,594,700
                      140,000  Team Inc.                                               1,260,000
                       78,500  The Keith Companies, Inc.                                 964,844
                       37,000  World Fuel Services Corporation*                        1,060,420
                                                                                   ------------------
                                                                                      13,300,394

Chemicals and Related
     Products                  0.8%
                       65,000  Aceto Corporation*                                      1,015,950

Consumer Products -
     Distributing              1.2%
                      115,000  PetMed Express, Inc.                                    1,083,450
                       20,000  TBC Corp.                                                 543,800
                                                                                   ------------------
                                                                                       1,582,250

Consumer Products -
     Manufacturing             15.8%
                      106,000  AMX Corporation                                           607,380
                      141,500  Ashworth Inc.                                           1,190,015
                       80,000  Boston Acoustics*                                         913,600
                       60,000  China Yuchai International Ltd.*                        1,794,000
                       50,000  Compex Technologies Inc.                                  509,000
                      115,000  Concord Camera Corp.                                    1,476,600
                      100,000  Culp, Inc.                                              1,072,000
                       80,000  Deckers Outdoor Corporation                             1,145,600
                       34,000  Del Laboratories, Inc.                                    833,340
                       36,800  Edelbrock Corporation*                                    423,568


                       66,600  Equity Marketing Inc.                                     864,468
                       41,000  Flexsteel Industries, Inc.*                               808,520
                      205,000  Hauppauge Digital, Inc.                                   541,200
                       26,000  Helen of Troy Ltd.                                        583,180
                       20,100  Hooker Furniture Corporation*                             783,900
                       80,000  Matrixx Initiatives                                     1,144,000
                       89,000  Measurement Specialties Inc.                            1,096,480
                       35,000  Monaco Coach Corporation                                  843,150
                       30,000  RC2 Corp.                                                 636,000
                       86,000  Tandy Brands Accessories*                               1,286,560
                       47,000  The Middleby Corporation                                1,222,470
                       52,500  Universal Electronics Inc.                                682,500
                       25,000  Water Pik Technologies, Inc.                              280,000
                                                                                   ------------------
                                                                                      20,737,531

Consumer Services              2.4%
                       95,000  Lesco, Inc.                                             1,071,600
                      171,000  Rentrak Corporation                                     1,425,969
                      170,000  Stewart Enterprises, Inc.                                 693,600
                                                                                   ------------------
                                                                                       3,191,169

Computers & Electronics        1.0%
                       85,000  Rimage Corp.                                            1,292,000

Energy & Related Services      7.9%
                       91,000  Dawson Geophysical Company                                640,640
                      304,000  Electric City Corp                                        790,400
                      200,000  Global Industries, Ltd.                                   924,000
                       25,000  Gulfmark Offshore, Inc.                                   349,000
                      185,000  Layne Christensen Company                               1,807,450
                      100,000  Matrix Service Company                                  2,546,000
                      125,000  Michael Baker Corporation                               1,231,250
                      130,000  OMI Corp.                                                 877,500
                      105,000  Willbros Group, Inc.                                    1,222,200
                                                                                   ------------------
                                                                                      10,388,440

Environmental Services         1.0%
                      275,000  Synagro Technologies, Inc.                                640,750
                      233,000  Versar                                                    657,060
                                                                                   ------------------
                                                                                       1,297,810

Financial Services             1.5%
                       95,400  HPSC, Inc.                                                853,830
                       26,000  Home Federal Bancorp*                                     717,600
                      148,000  U.S. Global Investors, Inc.                               388,500
                                                                                   ------------------
                                                                                       1,959,930

Food                           1.4%
                       84,750  Landec Corporation                                        410,953
                       28,854  Penford Corporation*                                      403,667
                      100,000  SunOpta Inc.                                              959,000
                                                                                   ------------------
                                                                                       1,773,620


Leisure                        1.5%
                       92,200  Monarch Casino & Resort, Inc.                             942,284
                       28,000  Multimedia Games, Inc.                                  1,053,080
                                                                                   ------------------
                                                                                       1,995,364

Medical Supplies & Services    9.2%
                      224,000  Allied Healthcare Products, Inc.                          918,400
                       40,000  CNS, Inc.*                                                481,600
                       81,000  Cantel Medical Corp.                                    1,174,500
                       22,500  Centene Corporation                                       688,725
                       40,000  Curative Health Services, Inc.                            571,600
                       47,000  D and K Healthcare Resources, Inc.*                       607,240
                      182,500  DrugMax, Inc.                                             436,175
                       92,900  Healthcare Services Group, Inc.*                        1,514,270
                       45,000  Horizon Health Corporation                                990,450
                       31,000  Lifeline Systems, Inc.                                  1,092,750
                       61,500  Medical Action Industries Inc.                            857,925
                       37,000  Option Care, Inc.                                         362,230
                       70,000  Osteotech, Inc.                                           566,300
                       26,000  SFBC International                                        765,180
                       20,219  Young Innovations, Inc.*                                  606,570
                      109,500  Zevex International, Inc.                                 422,123
                                                                                   ------------------
                                                                                      12,056,038

Military Equipment             0.7%
                       44,000  Allied Defense Group                                      916,080

Minerals and Resources         1.4%
                       68,000  Century Aluminum Company                                1,119,280
                      200,000  Couer d'Alene Mines Corporation                           698,000
                                                                                   ------------------
                                                                                       1,817,280

Oil & Gas                      1.3%
                      150,000  Harvest Natural Resources, Inc.                         1,023,000
                       90,000  KCS Energy, Inc.                                          717,300
                                                                                   ------------------
                                                                                       1,740,300

Real Estate                    0.5%
                       17,500  Tejon Ranch Co.                                           687,925

Retail                         5.4%
                       52,000  Duckwall-ALCO Stores, Inc.                                773,760
                       53,000  Finlay Enterprises, Inc.                                  802,420
                      150,000  Gadzooks, Inc.                                          1,000,050
                       50,000  MarineMax Inc                                             956,000
                       29,740  Monro Muffler Brake, Inc.                                 976,959
                       65,000  Rex Stores Corp.                                        1,024,400
                       55,700  Rush Enterprises Inc. Class A Shares                      486,261
                       45,050  Rush Enterprises, Inc. Class B Shares                     405,450
                       71,000  Ultimate Electronics, Inc.                                638,290
                                                                                   ------------------
                                                                                       7,063,590


Software                       8.0%
                      165,000  Aladdin Knowledge Systems                               1,349,700
                      145,000  Captaris, Inc.                                            862,750
                      105,000  Captiva Software Corporation                            1,260,000
                       63,000  Evolving Systems, Inc.                                    966,420
                       50,000  Internet Security Systems, Inc.                           820,500
                       87,500  Moldflow Corporation                                      875,000
                      120,000  Network Engines, Inc.                                   1,178,280
                      166,000  PLATO Learning, Inc.                                    1,781,180
                       60,000  TradeStation Group, Inc.                                  510,600
                      110,000  Tyler Technologies, Inc.                                  871,200
                                                                                   ------------------
                                                                                      10,475,630

Specialty Manufacturing        3.8%
                       19,800  Checkpoint Systems, Inc.                                  373,032
                      350,600  Flanders Corporation                                    1,745,988
                       42,000  Printronix                                                592,620
                       34,400  Quixote Corporation*                                      833,168
                      135,000  RF Monolithics, Inc.                                      733,050
                       24,000  Raven Industries, Inc.*                                   627,600
                      255,000  Urecoats Industries, Inc.                                  96,900
                                                                                   ------------------
                                                                                       5,002,358

Telecommunications             2.3%
                       35,000  Aeroflex Incorporated                                     324,800
                      160,000  Cosine Communications, Inc.                             1,065,600
                      109,000  Digi International Inc.                                 1,002,800
                      200,000  Stratex Networks, Inc.                                    640,000
                                                                                   ------------------
                                                                                       3,033,200

Transportation                 2.2%
                      110,400  Frozen Food Express Industries, Inc.                      634,800
                      111,000  Transport Corporation of America, Inc.                    782,550
                       67,597  USA Truck, Inc.                                           726,668
                      156,500  World Airways, Inc.                                       672,950
                                                                                   ------------------
                                                                                       2,816,968

Total Common Stocks (Cost $84,153,997)                                               109,206,489


VARIABLE RATE DEMAND NOTES, COMMERCIAL PAPER AND U.S. TREASURY BILLS - 18.7% (a)
$1,251,000 Galaxy Funding CP (0.91% due 11/03/03)                                      1,250,937
$15,000,000 U.S. Treasury Bill (1.1% due 11/13/03)                                    14,996,000
$341,813 American Family Demand Note (0.7308% due 12/31/31)                              341,814
$1,988,005 U.S. Bank Demand Note (0.87% due 12/31/31)                                  1,988,005
$6,000,000 U.S. Bank CP (0.90% due 11/03/03)                                           6,000,000
                                                                                   ------------------

Total Variable Rate Demand Notes, Commercial Paper and U.S. Treasury Bills (Cost
     $24,576,756)                                                                     24,576,756
                                                                                   ------------------

Total Investments (Cost $108,730,753)                                                133,783,245
                                                                                   ------------------

Liabilities (primarily payable for unsettled securities purchases) Net of Other
     Assets-(1.9)% (a)                                                                (2,503,781)
                                                                                   ------------------

Total Net Assets - 100%                                                            $ 131,279,464
                                                                                   ==================

(Equivalent to $22.82 per share based on 5,754,034 shares of capital stock outstanding.)
*    Income producing security
(a)  Percentages for various classifications relate total net assets.
The accompanying notes to financial statements are an integral part of this statement.

                             Statement of Operations

                                                                              For the Year Ended
                                                                               October 31, 2003
Income:
      Dividends                                                                 $    198,996
      Interest                                                                        60,191
      Other                                                                           29,496
                                                                                ----------------
         Total Income                                                                288,683
                                                                                ----------------
Expenses:
      Advisory Fees                                                                  486,368
      Fund Accounting Expense                                                         33,600
      Transfer Agent Fees                                                             30,887
      Custodian Fees                                                                  34,937
      Legal Fees                                                                      39,907
      Auditing & Tax Fees                                                             26,480
      Printing & Postage                                                              20,915
      State Registration Fees                                                         22,107
      Directors' Fees                                                                  5,377
      Insurance                                                                        1,491
      Other Expenses                                                                   3,983
                                                                                ----------------
         Total expenses                                                              706,052
                                                                                ----------------
         Net investment loss                                                        (417,369)
                                                                                ----------------

      Net Realized Gain on Investments                                             5,833,259
      Net Increase in Unrealized Appreciation of Investments                      24,279,977
                                                                                ----------------
      Net Gain on Investments                                                     30,113,236
                                                                                ----------------

      Net Increase in Net Assets Resulting from Operations                      $ 29,695,867
                                                                                ================

The accompanying notes to financial statements are an integral part of this statement.

---------------------------------------------------------------------  Financial


                                                                         Years Ended October 31
                                                        2003             2002              2001             2000
Selected Per-Share Data:
Net asset value, beginning of period                    $14.02            $13.86           $14.92            $10.59
                                                    -------------    --------------     ------------    --------------
Income (loss) from investment operations:
    Net investment income (loss)                         (0.16)a           (0.16)a          (0.13)a           (0.19)a
    Net realized and unrealized gain (loss) on
       investments                                        9.16              0.21             0.94              4.30
                                                    -------------    --------------     ------------    --------------
Total from Investment Operations                          9.00              0.05             0.81              4.11
                                                    -------------    --------------     ------------    --------------
Less Distributions                                       (0.23)            (0.11)           (1.95)             0.00
                                                    -------------    --------------     ------------    --------------
Redemption fees                                           0.03              0.22             0.08              0.22
                                                    -------------    --------------     ------------    --------------
Net asset value, end of period                          $22.82             14.02           $13.86            $14.92
                                                    =============    ==============     ============    ==============

Total Return                                             65.30%             1.93%            9.62%            40.89%


                                                                         Years Ended October 31
                                                        2003             2002              2001             2000
Ratios and Supplemental Data:
    Net assets, end of period (in thousands)          $131,279           $14,402          $12,979            $9,807
    Radio of expenses to average net assets               1.44%             1.60%            1.75%             1.75%
    Ratio of net investment income to average net
       assets                                             (0.9%)            (1.0%)           (1.0%)            (1.3%)
    Portfolio turnover rate                               32.0%            118.0%            94.3%             89.2%

The accompanying notes to financial statements are an integral part of this schedule.
a:   Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

                       Statements of Changes in Net Assets

                                                                                                      For the Year
                                                                           For the Year Ended      Ended October 31,
                                                                            October 31, 2003              2002

Operations:
     Net investment loss                                                           $(417,369)             $(222,034)
     Net realized gain on investments                                              5,833,259                158,429
     Net increase in unrealized appreciation of investments                       24,279,977                 22,362
                                                                           --------------------    -------------------
     Net increase (decrease) in net assets resulting from operations              29,695,867                (41,243)
                                                                           --------------------    -------------------

Distributions to Shareholders                                                       (258,053)              (117,104)
                                                                           --------------------    -------------------

Capital Share Transactions:
     Proceeds from shares issued (5,566,645 and 2,196,632 shares,
        respectively)                                                            102,328,075             35,282,868
     Cost of shares redeemed (856,683 and 2,112,853 shares, respectively)        (15,222,458)           (34,125,601)
     Reinvestment of distributions (16,433 and 7,585 shares,
        respectively)                                                                243,203                111,341
Redemption fees                                                                       90,339                313,158
                                                                           --------------------    -------------------
Net increase in net assets from capital share transactions                        87,439,159              1,581,766
                                                                           --------------------    -------------------
Total increase                                                                   116,876,973              1,423,419

Net Assets at the Beginning of the Period                                         14,402,491             12,979,072
                                                                           --------------------    -------------------

Net assets at the End of the Period (including undistributed net
     investment loss of $2,242,907 and $1,717,410, respectively)                $131,279,464            $14,402,491
                                                                           ====================    ===================

The accompanying notes to financial statements are an integral part of these statements.

 Highlights---------------------------------------------------------------------


                                               Years Ended October 31
       1999                   1998               1997               1996               1995                1994

       11.77                  $17.75            $14.33              $14.17             $11.89               $12.54
--------------------     ---------------    ---------------    ---------------    ---------------    -----------------

       (0.15)a                 (0.17)a           (0.05)              (0.16)             (0.13)               (0.13)

       (1.03)                  (3.55)             4.78                2.42               3.01                 0.02
--------------------     ---------------    ---------------    ---------------    ---------------    -----------------
       (1.18)                  (3.72)             4.73                2.26               2.88                (0.11)
--------------------     ---------------    ---------------    ---------------    ---------------    -----------------
        0.00                   (2.26)            (1.31)              (2.10)             (0.60)               (0.54)
--------------------     ---------------    ---------------    ---------------    ---------------    -----------------

      $10.59                  $11.77            $17.75              $14.33             $14.17               $11.89
====================     ===============    ===============    ===============    ===============    =================


                                               Years Ended October 31
       1999                   1998               1997               1996               1995                1994


      (10.03%)                (23.83%)           35.95%              18.56%             25.60%               (1.05%)

      $8,499                 $10,173           $24,831              $8,130             $6,729               $6,279

        1.72%                   1.81%             1.52%               1.92%              2.07%                 2.0%

        (1.2%)                  (1.1%)            (0.6%)              (1.2%)             (1.0%)               (1.0%)
        53.4%                   24.0%             83.1%               58.0%              67.4%                39.2%

                          Notes to Financial Statements

October 31, 2003

The Perritt MicroCap Opportunities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1. Summary of Significant Accounting Policies - The following is a summary of significant policies of the Fund:

     a. Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities traded over-the-counter are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the year ended October 31, 2003, purchases and sales of investment securities (excluding demand notes, commercial paper and U.S. Treasury Bills) were $80,950,167 and $15,939,087 respectively.

     b. Net realized gains and losses on securities are computed using the first-in, first-out method.

     c. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     d. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. For the year ended October 31, 2003, the Fund will distribute approximately $3,204,000 as an ordinary income distribution and $2,212,000 as a capital gain distribution.

     e.   Dividends to shareholders are recorded on the ex-dividend date.

     f. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Investment Advisory Agreement, Custodial Agreement, and Transactions with Related Parties:

     The Fund has an investment advisory agreement with Perritt Capital Management, Inc. ("PCM"), with whom certain officers of the Fund are affiliated. Under the terms of the agreement, the Fund pays PCM a monthly advisory fee at the annual rate of 1% of the daily net assets of the Fund. At October 31, 2003, the Fund had fees due PCM of $104,465.

     The investment advisory agreement requires PCM to reimburse the Fund in the event the Fund's expenses, as a percentage of the average net asset value, exceed the most restrictive percentage, as these terms are defined. The most restrictive percentage for the year ended October 31, 2003 was 1.75%. For the year ended October 31, 2003, no expenses were required to be reimbursed by PCM.

3.   Sources of Net Assets:

     As of October 31, 2003, the sources of net assets are as follows:

        Fund shares issued and outstanding                     $101,271,903

        Unrealized appreciation of investments                   25,052,492

        Accumulated net realized gain on investments              7,197,976

        Undistributed net investment loss                        (2,242,907)
                                                               -------------

        Total                                                  $131,279,464
                                                               =============

     Aggregate net unrealized appreciation as of October 31, 2003 consists of the following:

        Aggregate gross unrealized appreciation                 $26,518,070

        Aggregate gross unrealized depreciation                  (1,465,578)
                                                               -------------

        Net unrealized appreciation                             $25,052,492
                                                               =============

     As of October 31, 2003, there were 20,000,000 shares of $0.01 par value capital stock authorized.

                          Independent Auditors' Report

To the Shareholders and Board of Directors of the Perritt MicroCap Opportunities Fund, Inc.:

We have audited the accompanying statement of net assets of the Perritt MicroCap Opportunities Fund, Inc. (a Maryland corporation) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt MicroCap Opportunities Fund, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended in conformity with accounting principles generally accepted in the United States.

ALTSCHULER, MELVOIN and GLASSER LLP
Chicago, Illinois
December 8, 2003

               For assistance with your existing account, call our
                  Shareholder Service Center at 1-800-332-3133

                               Investment Advisor

                        Perritt Capital Management, Inc.
                        10 S. Riverside Plaza, Suite 1520
                             Chicago, IL 60606-3911
                                  800-331-8936


                             Independent Accountants

                       Altschuler, Melvoin and Glasser LLP
                             One South Wacker Drive
                             Chicago, IL 60606-3392


                                  Legal Counsel

                                 Foley & Lardner
                            777 East Wisconsin Avenue
                               Milwaukee, WI 53202


                          Custodian, Transfer Agent and
                            Dividend Disbursing Agent

                         U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701








                               www.perrittcap.com
                        Fund Updates on the Worldwide Web

A portion of the Perritt Capital Management, Inc. website is devoted to the Perritt MicroCap Opportunities Fund, Inc. Every month, the Fund's portfolio holdings are updated and portfolio managers Dr. Gerald W. Perritt and Michael Corbett comment on the financial markets and on changes in the Fund's portfolio. In addition, news and notes regarding the Fund's current holdings are posted periodically so that Fund shareholders can keep abreast of the factors affecting the Fund's performance. Also included are the Fund's annual and semi-annual financial reports and an updated Fund prospectus.

                       Perritt MicroCap Opportunities Fund
                             Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of Perritt Capital Management, Inc. "Inside" Directors are officers of Perritt Capital Management. The Board of Directors elects the fund's officers, who are listed below. The business address of each director and officer is 10 South Riverside Plaza, Suite 1520, Chicago, IL 60606.


                                 Term of Office          Principal Occupation Last    Other Directorships Held
    Name and Age                Length of Service               Five Years             By Director or Officer

Independent Directors

Dianne C. Click, 41             Indefinite Term              Ms. Click is a licensed                 None
                                8 years                      Real Estate Broker in the
                                                             State of Montana and has
                                                             been employed by Bridger
                                                             Realty since  August 2002.
                                                             Prior thereto she was
                                                             employed with ERA Landmark
                                                             of  Bozeman since May 1988.

David S. Maglich, 48            Indefinite Term              Mr. Maglich is a                        None
                                15 years                     Shareholder with the law
                                                             firm of Fergeson,
                                                             Skipper,et. al. in
                                                             Sarasota, Florida and has
                                                             been  employed with such
                                                             firm since April 1989.

Inside Director

Gerald W. Perritt, 61           Indefinite Term              Dr. Perritt has been a                  None
                                16 years                     director of the Fund since
                                                             its inception in August
                                                             1987 and Vice President
                                                             since November 1999.
                                                             Prior thereto he served as
                                                             President of  the Fund. He
                                                             has served as President
                                                             of  Perritt Capital
                                                             Management since its
                                                             inception in 1987.

                                 Term of Office          Principal Occupation Last    Other Directorships Held
    Name and Age                Length of Service               Five Years             By Director or Officer


Officers

Michael J. Corbett, 38          One-Year Term                Mr. Corbett has been                    None
                                12 years                     President and Treasurer of
                                                             the Fund since November
                                                             1999. He as served as a
                                                             Vice President  of the
                                                             Fund from March 1991 until
                                                             November 1999 and has been
                                                             Vice President of  Perritt
                                                             Capital Management since
                                                             February 1997.

Gerald W. Perritt, 61           One-Year Term                Dr. Perritt has been a                  None
                                16 years                     director of the Fund since
                                                             its inception in August
                                                             1987 and Vice President
                                                             since November 1999. Prior
                                                             thereto  he served as
                                                             President of the Fund. He
                                                             has served  as President
                                                             of Perritt Capital
                                                             Management since  its
                                                             inception in 1987.

Robert A. Laatz, 59             One-Year Term                Mr. Laatz has been a Vice               None
                                6 years                      President of the Fund
                                                             since November 1997,
                                                             Secretary since November
                                                             1998 and an associate
                                                             since May 1997.

                                No Sales Charges

                             No Redemption Charges*

                                  No 12b-l Fees

                        Minimum Initial Investment $1000

                       IRA Minimum Initial Investment $250

                           Dividend Reinvestment Plan

                           Systematic Withdrawal Plan

                            Automatic Investment Plan

                           Retirement Plans Including:

                                oIRA      oKeogh
                               oSEP       oRoth IRA
                              o403b   oEducation IRA


          * 2% redemption fee imposed for shares held less than 90 days


                                     Perritt
                        MicroCap Opportunities Fund, Inc.


     10 South Riverside Plaza   o   Suite 1520   o   Chicago, IL 60606-3911
          Tel 312-669-1650   o   800-331-8936   o   Fax: 312-669-1235
      E-mail: PerrittCap@PerrittCap.com   o   Web Site: www.PerrittCap.com

This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities Fund, Inc.

Item 2.   Code of Ethics
          --------------

     (a) As of October 31, 2003, the registrant did not have a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. However, at a regularly scheduled board of directors' meeting held on November 14, 2003, the board of directors approved such a code of ethics.

     (c) and (d) There were no amendments to the code of ethics or any waivers granted pursuant to the code of ethics during the period covered by this report.

Item 3.   Audit Committee Financial Expert
          --------------------------------

     (a)(1)(ii) The registrant's board of directors has determined that the registrant does not have at least one audit committee financial expert serving on its board of directors, which functions as registrant's audit committee since registrant does not have a separate audit committee.

     (a)(3) The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders. Accordingly, the board of directors have determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert was not necessary.

Item 4.   Principal Accountant Fees and Services
          --------------------------------------

     (a)  Audit Fees
          ----------

     The aggregate fees billed to registrant for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

                               Fiscal Years Ended
                               ------------------
              October 31, 2003                      October 31, 2002
              ----------------                      ----------------
                 $ 24,980                              $ 18,504
                  ---------                             ---------

     (b)  Audit-Related Fees
          ------------------

     There were no fees billed to registrant in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and which are not reported under (a) above.

     (c)  Tax Fees
          --------

     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

                               Fiscal Years Ended
                               ------------------
              October 31, 2003                      October 31, 2002
              ----------------                      ----------------
                 $ 1,500                               $ 1,000
                  ---------                             ---------

     The fees for both years involved assistance in preparing tax returns.

     (d)  All Other Fees
          --------------

     There were no other fees billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

     (e)(1) It is the policy of the board of directors that all audit and non-audit services rendered by the principal accountant must have the prior approval of the board of directors.

     (e)(2) There were no services described in paragraphs (b) through (d) above that were approved by the board of directors pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) All hours expended on the principal accountant's engagement to audit the registrant's financial statements for the year ended October 31, 2003 were performed by persons who were full-time permanent employees of the principal accountant.

     (g) There were no non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Not applicable, since no non-audit services were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing service to the registrant.

Item 5.   Audit Committee of Listed Registrants
          -------------------------------------

          Not applicable.

Item 6.   [Reserved.]
          -----------

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-end
          -----------------------------------------------------------------
          Management Investment Companies
          -------------------------------

          Not applicable.

Item 8.   [Reserved.]
          -----------

Item 9.   Controls and Procedures
          -----------------------

     (a) During the ninety-day period prior to the filing date of this report, an evaluation was performed by management with the participation of the registrant's Chief Executive Officer and Chief Financial Officer of the effectiveness of the registrant's disclosure controls and procedures. Based on that evaluation, the Chief Executive and Chief Financial Officer concluded that the registrant's disclosure controls and procedures were effective.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits
          --------

         Exhibit 10a-1 - Sarbanes-Oxley Code of Ethics for the
                         Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

         Exhibit 10b-1 - Certification of Michael J. Corbett,
                         President and Chief Executive Officer of registrant, pursuant to Rule 30a-2 under the Investment Company Act of 1940.

         Exhibit 10b-2 - Certification of Robert A. Laatz, Vice
                         President and Chief Financial Officer of registrant, pursuant to Rule 30a-2 under the Investment Company Act of 1940.

         Exhibit 10b-3 - Written Statement of the President and Chief
                         Executive Officer of Perritt MicroCap Opportunities Fund, Inc. pursuant to 18 U.S.C.ss.1350.

         Exhibit 10b-4 - Written Statement of the Vice President and
                         Chief Financial Officer of Perritt MicroCap
                         Opportunities Fund, Inc. pursuant to 18 U.S.C.ss.1350.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       PERRITT MICROCAP OPPORTUNITIES
                                          FUND, INC.



                                       By: /s/ Michael J. Corbett
                                           -----------------------
                                           Michael J. Corbett
                                           President and Chief Executive Officer

                                       Date:   January 6, 2004

     Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



                                       By: /s/ Michael J. Corbett
                                           -----------------------
                                           Michael J. Corbett
                                           President and Chief Executive Officer

                                       Date:   January 6, 2004


                                       By: /s/ Robert A. Laatz
                                           -----------------------
                                           Robert A. Laatz
                                           Vice President and Chief Financial
                                             Officer

                                       Date:   January 6, 2004

                                                                   Exhibit 10a-1

                    PERRITT MICROCAP OPPORTUNITIES FUND, INC.

                                 SARBANES-OXLEY
               CODE OF ETHICS FOR THE PRINCIPAL EXECUTIVE OFFICER,
          PRINCIPAL FINANCIAL OFFICER AND PRINCIPAL ACCOUNTING OFFICER

                           (Adopted November 14, 2003)

Introduction
------------

     Perritt MicroCap Opportunities Fund, Inc. (the "Fund") expects all of its officers to maintain high ethical standards of conduct and to comply with applicable laws and governmental regulations. Officers include, without limitation, the Fund's principal executive officer, principal financial officer and principal accounting officer (the principal executive officer, principal financial officer and principal accounting officer of the Fund are collectively referred to herein as the "Senior Financial Officers"). (The Fund anticipates that most of the time the Senior Financial Officers will consist of only two persons.) In this regard, the Fund requires all of its officers, including the Senior Financial Officers, to adhere to such other rules, codes and guidelines as the Fund may adopt from time to time, including, without limitation, codes of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940 (collectively, the "Fund Guidelines").

     To deter wrongdoing and to promote honest and ethical conduct, compliance with applicable laws and regulations, avoidance of conflicts of interest and full, fair, accurate, timely and understandable disclosure in the Fund's public filings and communications, the Fund has approved this Sarbanes-Oxley Code of Ethics to codify certain standards to which the Senior Financial Officers will be held accountable and certain specific duties and responsibilities applicable to the Senior Financial Officers. As the professional and ethical conduct of the Senior Financial Officers is essential to the proper conduct and success of the Fund's business, the Senior Financial Officers must adhere to the standards, duties and responsibilities set forth in this Sarbanes-Oxley Code of Ethics in addition to adhering to the Fund Guidelines. To the fullest extent possible, the Fund Guidelines and this Sarbanes-Oxley Code of Ethics should be read to supplement one another. If there is a conflict between the Fund Guidelines and this Sarbanes-Oxley Code of Ethics, then this Sarbanes-Oxley Code of Ethics will control.

Code of Ethics
--------------

General Standards

     The Fund and the Fund's Board of Directors will hold each Senior Financial Officer accountable for adhering to and advocating the following standards to the best of his or her knowledge and ability:

     A. Act in an honest and ethical manner, including in connection with the handling and avoidance of actual or apparent conflicts of interest between personal and professional relationships;

     B. Comply with all applicable laws, rules and regulations of federal, state and local governments (both United States and foreign) and other applicable regulatory agencies (collectively, the "Laws");

     C. Proactively promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications the Fund makes; and

     D. Proactively promote ethical and honest behavior within the Fund, including, without limitation, the prompt reporting of violations of, and being accountable for adherence to, this Sarbanes-Oxley Code of Ethics.

Specific Duties and Responsibilities

     In adhering to and advocating the standards set forth above, each Senior Financial Officer shall fulfill the following duties and responsibilities to the best of his or her knowledge and ability:

     1. Each Senior Financial Officer shall handle all conflicts of interest between his or her personal and professional relationships in an ethical and honest manner, and shall disclose in advance to the Fund's Board of Directors the relevant details of any transaction or relationship that reasonably could be expected to give rise to an actual or apparent conflict of interest between the Fund and such Senior Financial Officer. The Board of Directors shall thereafter take such action with respect to the conflict of interest as it shall deem appropriate. It is the general policy of the Fund that conflicts of interest should be avoided whenever practicable. For purposes of this Sarbanes-Oxley Code of Ethics, a "conflict of interest" will be deemed to be present when an individual's private interest interferes in any way, or even appears to interfere, with the interests of the Fund as a whole.

     2. Each Senior Financial Officer will use his or her best efforts to ensure the timely and understandable disclosure of information that, in all material respects, is accurate, complete, objective and relevant in all reports and documents the Fund files with, or submits to, the SEC or in other public communications that the Fund makes. As part of this undertaking, each Senior Financial Officer will periodically consider the adequacy and effectiveness of the Fund's "internal controls" and "disclosure controls and procedures" (as such terms are defined or used in rules proposed or adopted by the SEC).

     3. Each Senior Financial Officer will use his or her best efforts to ensure compliance in all material respects by such Senior Financial Officer and the Fund with all applicable Laws.

     4. Each Senior Financial Officer shall respect the confidentiality of information acquired in the course of his or her work and shall not disclose such information, except when the Senior Financial Officer believes he or she is authorized or legally obligated to disclose the information. No Senior Financial Officer may use confidential information acquired in the course of his or her work for his or her personal advantage.

     5. No Senior Financial Officer may take or direct or allow any other person to take or direct any action to fraudulently influence, coerce, manipulate or mislead the Fund's independent auditing firm.

Reporting Violations
--------------------

     If any person believes that a Senior Financial Officer has violated this Sarbanes-Oxley Code of Ethics or the Fund has or is about to violate a Law, or a Senior Financial Officer believes that he or she is being asked to violate this Sarbanes-Oxley Code of Ethics or any Law in the performance of his or her duties for the Fund, then the matter should be promptly reported to the Board of Directors. The Board of Directors will take appropriate steps to maintain the confidentiality of the reporting person's identity, to the extent consistent with the Fund's obligations to investigate and remedy the matter and, if appropriate, to report the matter to government officials. Persons may report violations of this Sarbanes-Oxley Code of Ethics on an anonymous basis. No retribution will be taken against a person for reporting, in good faith, a violation or suspected violation of this Sarbanes-Oxley Code of Ethics.

     The Board of Directors is responsible for overseeing the interpretation and enforcement of this Sarbanes-Oxley Code of Ethics. When the Board of Directors considers any matter relating to this Sarbanes-Oxley Code of Ethics, it shall act in executive session.

     Each Senior Financial Officer will be held accountable for his or her adherence to this Sarbanes-Oxley Code of Ethics by the Fund's Board of Directors. A Senior Financial Officer's failure to adhere to this Sarbanes-Oxley Code of Ethics will be subject to appropriate disciplinary action, ranging from warnings to possible termination or removal.

     Only the Board of Directors may waive or amend this Sarbanes-Oxley Code of Ethics. All waivers and amendments of this Sarbanes-Oxley Code of Ethics must be publicly disclosed in a manner that complies with the requirements of the SEC and other applicable Laws.

                                                                   Exhibit 10b-1

                                 CERTIFICATIONS

     I, Michael J. Corbett, President and Chief Executive Officer of Perritt MicroCap Opportunities Fund, Inc., certify that:

     1. I have reviewed this report on Form N-CSR of Perritt MicroCap Opportunities Fund, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

     4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

          (c) Disclosed in this report any changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

          (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

     Date: January 6, 2004



                                         /s/ Michael J. Corbett
                                         ---------------------------------------
                                         Michael J. Corbett
                                         President and Chief Executive Officer

                                                                   Exhibit 10b-2

                                 CERTIFICATIONS

     I, Robert A. Laatz, Vice President and Chief Financial Officer of Perritt MicroCap Opportunities Fund, Inc., certify that:

     1. I have reviewed this report on Form N-CSR of Perritt MicroCap Opportunities Fund, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

     4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

          (c) Disclosed in this report any changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

          (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

     Date: January 6, 2004



                                         /s/ Robert A. Laatz
                                         ---------------------------------------
                                         Robert A. Laatz
                                         Vice President and Chief Financial
                                           Officer

                                                                   Exhibit 10b-3

        Written Statement of the President and Chief Executive Officer of
                    Perritt MicroCap Opportunities Fund, Inc.
                          Pursuant to 18 U.S.C. ss.1350

     Solely for the purposes of complying with 18 U.S.C. ss.1350, I, the undersigned President and Chief Executive Officer of Perritt MicroCap Opportunities Fund, Inc. (the "Fund") hereby certify, based on my knowledge, that the Form N-CSR of the Fund for the semi-annual period ended October 31, 2003 (the "Report") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



                                         /s/ Michael J. Corbett
                                         ---------------------------------------
                                         Michael J. Corbett
                                         President and Chief Executive Officer

                                                                   Exhibit 10b-4

                   Written Statement of the Vice President and
                           Chief Financial Officer of
                    Perritt MicroCap Opportunities Fund, Inc.
                          Pursuant to 18 U.S.C. ss.1350

     Solely for the purposes of complying with 18 U.S.C. ss.1350, I, the undersigned Vice President and Chief Financial Officer of Perritt MicroCap Opportunities Fund, Inc. (the "Fund") hereby certify, based on my knowledge, that the Form N-CSR of the Fund for the semi-annual period ended October 31, 2003 (the "Report") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



                                         /s/ Robert A. Laatz
                                         ---------------------------------------
                                         Robert A. Laatz
                                         Vice President and Chief Financial
                                           Officer